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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) September 20, 2002

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        1-13936                 52-1940834
         --------                    -------------               ----------
(State or other Jurisdiction of       (Commission               (IRS Employer
 Incorporation or Organization)       File Number)           Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

     On September 20, 2002, BostonFed Bancorp, Inc., a Delaware corporation ("BostonFed"), the parent of Boston Federal Savings Bank and Broadway National Bank, announced that its wholly- owned, indirect subsidiary, Diversified Ventures, Inc., has resolved all its disputes with a claimant bank.

     The press release issued by BostonFed is filed herewith as Exhibit 99.1.


ITEM 7(C).   FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

Exhibit 99.1 Press Release issued by BostonFed Bancorp, Inc. on September 20, 2002.




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CONFORMED



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BOSTONFED BANCORP, INC.



Dated:  September 24, 2002         By:   /s/ John A. Simas
                                         --------------------------------------
                                   Name:  John A. Simas
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Secretary